UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

      The Rights Agreement (the “Rights Agreement”), dated December 16, 1997 (as amended by Amendment No. 1, dated December 30, 2005), between The Hanover Insurance Group, Inc. (“THG”) and Computershare Trust Company N.A. (as successor to First Chicago Trust Company of New York) expired in accordance with its terms at the close of business on December 17, 2007. Accordingly, holders of THG Common Stock, $.01 par value per share, are no longer entitled to the purchase rights and other benefits set forth in the Rights Agreement. The terms of the Rights Agreement and the rights issued thereunder are described in the Company’s Registration Statement on Form 8-A filed on December 17, 1997, as amended on April 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.

(Registrant)

Date: December 18, 2007	By:	/s/ J. Kendall Huber
J. Kendall Huber
Senior Vice President, General
Counsel and Asst. Secretary

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